                                                   SCHEDULE 14A
                                      Information Required in Proxy Statement
                                                  (Rule 14a-101)
                                             SCHEDULE 14A INFORMATION
                            Proxy Statement Pursuant to Section 14(a) of the Securities
                                               Exchange Act of 1934
                                                 (Amendment No. )

Filed by the Registrant                                                /X/
Filed by a Party other than the Registrant                             /   /

Check the appropriate box:
/   /    Preliminary Proxy Statement
/   /    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/      Definitive Proxy Statement
/   /    Definitive Additional Materials
/   /    Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                                            Oppenheimer Discovery Fund

                                 (Name of Registrant as Specified in its Charter)

                                                 Katherine P. Feld

                                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2)
         or Schedule 14A.
/  /     $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3)      Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

/ /      Fee paid previously with preliminary materials.
/  /     Check box if any part of the fee is offset as provided by Exchange  Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.
(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.: Schedule 14A

(3)      Filing Party: Katherine P. Feld

(4)      Date Filed:  May 29, 2002

PROXY CARD                                                   OPPENHEIMER DISCOVERY FUND
PROXY CARD

                    PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 12, 2002

The undersigned, revoking prior proxies, hereby appoints Robert Zack, Brian Wixted, Katherine Feld, Denis
Molleur, and Kathleen Ives, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special
Meeting of Shareholders of Oppenheimer Discovery Fund (the "Fund") to be held at 6803 South Tucson Way,
Englewood, Colorado, 80112, on August 12, 2002, at 1:00 P. M. Mountain time, or at any adjournment thereof, upon the proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of Trustees, and all proposals (set forth on the reverse side of this proxy card) have been proposed by the Board of Trustees. When properly executed, this proxy will be voted as indicated on the reverse side or "FOR" a proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters.

                                                                                        VOTE VIA THE TELEPHONE:
                                                                                  1-800-597-7836

                                                                                          CONTROL NUMBER:  999
                                                                                  9999  9999  999

      PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1.   To elect a Board of Trustees:

     01  Leon Levy                  02  Donald W. Spiro                03  John V. Murphy
     04  Robert G. Galli            05  Phillip A. Griffiths           06  Benjamin Lipstein
     07  Elizabeth B. Moynihan              08  Kenneth A. Randall     09  Edward V. Regan
     10  Russell S. Reynolds, Jr.   11  Clayton K. Yeutter

     If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and write the nominee's number on the line provided below.  Your shares will be voted for the remaining nominee(s).

2.   To approve the elimination or amendment of certain fundamental investment policies of the Fund:
     A.  Purchasing Securties on Margin or Making Short Sales
     B.  Purchasing Securities of Issuers in which Officers or Trustees have an Interest
     C.  Investing in Unseasoned Issuers
D.       Real Estate
E.       Pledging, Mortgaging and Hypothecating of Assets
F.       Borrowing

3.   To approve an amended and restated Class B 12b-1 Distribution and Service Plan and Agreement:
     Class B shareholders voting only.

   FOR            AGAINST     FOR ALL
   ALL               ALL      EXCEPT

   [  ]         [  ]           [  ]   1.

  FOR             AGAINST     ABSTAIN

   [  ]         [  ]           [  ]   2A.
   [  ]         [  ]           [  ]   2B.
   [  ]         [  ]           [  ]   2C.
   [  ]         [  ]           [  ]   2D.
   [  ]         [  ]           [  ]   2E.
   [  ]         [  ]           [  ]   2F.

   [  ]         [  ]           [  ]   3.

                                                         OPPENHEIMER DISCOVERY FUND

                                                 6803 South Tucson Way, Englewood, CO 80112

                                            Notice Of Special Meeting Of Shareholders To Be Held

                                                               August 12, 2002

To The Shareholders of Oppenheimer Discovery Fund:

Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of Oppenheimer  Discovery Fund (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain time, on August 12, 2002.

During the Meeting, shareholders of the Fund will vote on the following proposals and sub-proposals:

1.       To elect a Board of Trustees;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund;

3.       To approve an amended and restated Class B 12b-1 Distribution and Service Plan and Agreement; and

4.       To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on April 29, 2002 are entitled to vote at the meeting. The proposals and sub-proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of the nominees as Trustee and in favor of each proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,

Robert G. Zack, Secretary

                                                  PLEASE RETURN YOUR PROXY BALLOT PROMPTLY.
                                          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
                                                                     500

                                                                     12
i
                                                              TABLE OF CONTENTS

Proxy Statement                                                                                  Page

Questions and Answers                                                                                              -

Proposal 1:       To elect a Board of Trustees                                                                     -

Introduction to Proposal 2

Proposal 2:       To approve the elimination or amendment of certain fundamental                                   -
                  investment policies of the Fund

Proposal 3:       To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement

Information About the Fund                                                                       -

Further Information About Voting and the Meeting                                                                   -

Other Matters                                                                                    -

Exhibit A:        Class B 12b-1 Distribution and Service Plan and Agreement             A-1

                                                         OPPENHEIMER DISCOVERY FUND

PROXY STATEMENT QUESTIONS AND ANSWERS

Q.       Who is Asking for My Vote?

A.       The Trustees of Oppenheimer Discovery Fund (the "Fund") have asked that you vote on several matters at the Special Meeting of
                  Shareholders to be held on August 12, 2002.

Q.       Who is Eligible to Vote?

A.       Shareholders of record at the close of business on April 29, 2002 are entitled to vote at the Meeting or any adjournment of the
                  Meeting. Shareholders are entitled to cast one vote per share (and a fractional vote for a fractional share) for each matter presented at the Meeting. It is expected that the Notice of Meeting, proxy ballot and proxy statement will be mailed to shareholders of record on or about June 17, 2002.

Q.       On What Matters Am I Being Asked to Vote?

A.       You are being asked to vote on the following proposals:

1.       To elect a board of Trustees;

2.       To approve the elimination or amendment of certain fundamental investment policies of the Fund; and

3.       To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement.

Q.       How do the Trustees Recommend that I Vote?

A.       The Trustees recommend that you vote:

1.       FOR the election of all nominees as Trustees;

2.       FOR the elimination or amendment of each of the Fund's fundamental investment policies proposed to be eliminated or amended, as the case may be; and

3.       FOR approval of an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement.

Q.       What are the reasons for the proposed changes to some of the Fund's fundamental investment policies?

A.       Some of the Fund's current policies reflect regulations that no longer apply to the Fund.  In other cases, the Fund's policies are more stringent than current regulations require.  The Fund's Trustees and the Fund's investment advisor,
                  OppenheimerFunds, Inc., believe that the proposed changes to the Fund's investment policies will benefit shareholders by allowing the Fund to adapt to future changes in the investment environment and increase the Fund's ability to take advantage of investment opportunities.

         Q.       How Can I Vote?

A.       You can vote in three (3) different ways:

o        By mail, with the enclosed ballot
o        In person at the Meeting (if you are a record owner)
o        By telephone (please see the insert for instructions)

                      Voting by telephone is convenient and can help reduce the Fund's expenses.  Whichever method you choose, please take
                                             ----------     -----------------------------------
                      the time to read the full text of the proxy statement before you vote.

                  Please be advised that the deadline for voting by telephone is 3:00 p.m. (EST) on the last business day before the
                  Meeting.

Q.       How Will My Vote Be Recorded?

A.       Proxy ballots that are properly signed, dated and received at or prior to the Meeting, or any adjournment thereof, will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy ballot, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the
                  Trustees' recommendations.  Telephonic votes will be recorded according to the telephone voting procedures described in the "Further Information About Voting and the Meeting" section below.

Q.       How Can I Revoke My Proxy?

A.       You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy ballot to the Fund that is received at or prior to the Meeting, or any adjournment thereof, or by attending the Meeting, or any adjournment thereof, and voting in person.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (ET) on the last business day before the Meeting if you are a record owner.

Q.       How Can I Get More Information About the Fund?

                  Copies of the Fund's annual report dated September 30, 2001 have previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual and semi-annual reports sent to you free of charge, please call us toll-free at 1.800.708.7780, write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver Colorado 80217-5270 or
                  visit the Oppenheimer funds website at www.oppenheimerfunds.com.

         Q.       Whom Do I Call If I Have Questions?

A.       Please call us at 1.800.708.7780.

The proxy statement is designed to furnish shareholders with the information necessary to vote on the matters coming before the Meeting.  If you have any questions, please call us at 1.800.708.7780.

                                                                      1

                                                         OPPENHEIMER DISCOVERY FUND
                                                               PROXY STATEMENT

                                                       Special Meeting of Shareholders
                                                         To Be Held August 12, 2002

         This statement is furnished to the shareholders of Oppenheimer Discovery Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson
Way, Englewood, Colorado, 80112, at 1:00 P.M. Mountain time, on August 12, 2002, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about June 17, 2002.

                                                            SUMMARY OF PROPOSALS

------- ------------------------------------------------------------------------ -----------------------------------
        Proposal                                                                 Shareholders Voting
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
1.      To elect a Board of Trustees                                             All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
2.      To  approve  the  elimination  or  amendment  of  certain   fundamental
        investment policies for the Fund
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        A. Purchasing Securities on Margin or Making Short Sales                 All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        B. Purchasing  Securities of Issuers in which Officers or Trustees have  All an Interest
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        C. Investing in Unseasoned Issuers                                       All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        D. Real Estate                                                           All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        E. Pledging, Mortgaging and Hypothecating Assets                         All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
        F. Borrowing                                                             All
------- ------------------------------------------------------------------------ -----------------------------------
------- ------------------------------------------------------------------------ -----------------------------------
3.      To approve an  Amended  and  Restated  Class B 12b-1  Distribution  and  Class B Shareholders Only
        Service Plan and Agreement
------- ------------------------------------------------------------------------ -----------------------------------

                                                      PROPOSAL 1: ELECTION OF TRUSTEES

         At the Meeting, eleven (11) Trustees are to be elected.  If elected, the Trustees will serve indefinite terms until a special shareholder meeting is called for the purpose of voting for Trustees and until their successors are properly elected and qualified.  The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that, unless a proxy ballot instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted for the election of the nominees named below.

         As a Massachusetts business trust, the Fund is not required and does not intend to hold annual shareholder meetings for the purpose of electing Trustees.  As a result, if elected, the Trustees will hold office until the next meeting of shareholders called for the purpose of electing Trustees and until their successors are duly elected and shall have qualified.  If a nominee should be unable to accept election, serve his or her term or resign, the Board of Trustees may, in its discretion, select another person to fill the vacant position.

         Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's
Declaration of Trust.  Also, if at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the
Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

         Each of the nominees currently serves as a Trustee of the Fund.  Each of the nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected.  Each of the Trustees serves as Trustee of other funds in the Oppenheimer family of funds (referred to as "Board I Funds" in this proxy statement).

         The Fund's Trustees and officers, their positions with the Fund and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below.  Except for Mr. Murphy, each of the Trustees is an independent trustee of the Fund ("Independent Trustee").  Mr. Murphy is an "interested trustee" (as that term is defined in the Investment
Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund, because he is affiliated with OppenheimerFunds,
Inc. (the "Manager") by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company.  Mr.
Murphy was elected as a Trustee of the Fund by the Independent Trustees with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a trustee of the Fund and the other Board I Funds for which he is a trustee or director.  All information is as of December 31, 2001.

         Mr. Reynolds has reported he has a controlling interest in The Directorship Search Group, Inc., a director recruiting firm that provided consulting services to Massachusetts Mutual Life Insurance Company (which controls the Manager) for fees aggregating $100,000 for the calendar year ended December 31, 2001, an amount representing less than 5% of the annual revenues of The Directorship Search Group,
Inc.  The Independent Trustees have unanimously (except for Mr. Reynolds, who abstained) determined that the consulting arrangements between The Directorship Search Group, Inc. and Massachusetts Mutual Life Insurance Company were not material business or professional relationships that would compromise Mr. Reynolds' status as an Independent Trustee.  Nonetheless, to assure certainty as to determinations of the Board and the Independent Trustees as to matters upon which the 1940 Act or the rules thereunder require approval by a majority of
Independent Trustees, Mr. Reynolds will not be counted for purposes of determining whether a quorum of Independent Trustees was present or whether a majority of Independent Trustees approved the matter.

         Messrs. Galli and Spiro have had no material business relationship with the Manager or its affiliates within the past two years.
However, within the past five years and before becoming Independent Trustees they had been officers of the Manager and owned shares of its parent company.  In 1997, Mr. Galli sold his remaining shares of the Manager's parent company for a cash payment of approximately
$7,851,200.  In 1997, Mr. Spiro sold shares of the Manager's parent company for a cash payment of approximately $9,814,000.  In 1999, Mr.
Spiro sold his remaining shares of the Manager's parent company for a cash payment of approximately $9,399,000.

Nominees for Independent Trustee

------------------------- ------------------------------------------------------- ----------------- ------------------
Name, Address,1 Age,      Principal Occupation(s) During Past 5 Years / Other     Dollar Range of   Aggregate Dollar
                                                                                                     Range of Shares
                                                                                                      Beneficially
Position(s) Held with                                                             Shares Owned in     Owned in the
Fund and Length of        Trusteeships/Directorships Held by Nominee / Number     the Fund (as of     Board I Funds
Service (as applicable)2  of Portfolios in Fund Complex Overseen by Nominee          12/31/01)      (as of 12/31/01)
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Leon Levy, Chairman of    General Partner of Odyssey Partners, L.P. (investment          $0               None
the Board of Trustees     partnership) (since 1982) and Chairman of the Board
Trustee since 1959        of Avatar Holdings, Inc. (real estate development)
Age: 76                   (since 1981). Oversees 31 portfolios in the
                          OppenheimerFunds complex.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Robert G. Galli,          A Trustee or Director of other Oppenheimer funds.              $0           Over $100,000
Trustee since 1993 Age:   Formerly Vice Chairman of the Manager (October 1995 -
68                        December 1997). Oversees 41 portfolios in the
                          OppenheimerFunds complex.  From January
                          1997-September 1997, Mr. Galli owned shares of the
                          Manager's parent company valued in excess of $60,000.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Phillip A. Griffiths,     The Director of the Institute for Advanced Study,              $0           Over $100,000
Trustee since 1999        Princeton, N.J. (since 1991), director of GSI
Age: 63                   Lumonics (since 2001) and a member of the National
                          Academy of Sciences (since 1979); formerly (in
                          descending chronological order) a director of Bankers
                          Trust Corporation, Provost and Professor of
                          Mathematics at Duke University, a director of
                          Research Triangle Institute, Raleigh, N.C., and a
                          Professor of Mathematics at Harvard University.
                          Oversees 30 portfolios in the OppenheimerFunds
                          complex.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Benjamin Lipstein,        Professor Emeritus of Marketing, Stern Graduate         $10,001-$50,000     Over $100,000
Trustee since 1974        School of Business Administration, New York
Age: 79                   University. Oversees 31 portfolios in the
                          OppenheimerFunds complex.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Elizabeth B. Moynihan,    Author and architectural historian; a trustee of the       $1-$10,000         $50,001 -
Trustee since 1992        Freer Gallery of Art and Arthur M. Sackler Gallery
Age: 72                   (Smithsonian Institute), Trustees Council of the
                          National Building Museum; a member of the Trustees
                          Council, Preservation League of New York State.                               $100,000
                          Oversees 31 portfolios in the OppenheimerFunds
                          complex.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Kenneth A. Randall,       A director of Dominion Resources, Inc. (electric         Over $100,000      Over $100,000
Trustee since 1980        utility holding company) and Prime Retail, Inc. (real
Age: 74                   estate investment trust); formerly a director of
                          Dominion Energy, Inc. (electric power and oil & gas
                          producer), President and Chief Executive Officer of
                          The Conference Board, Inc. (international economic
                          and business research) and a director of Lumbermens
                          Mutual Casualty Company, American Motorists Insurance
                          Company and American Manufacturers Mutual Insurance
                          Company. Oversees 31 portfolios in the
                          OppenheimerFunds complex.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Edward V. Regan,          President, Baruch College, CUNY; a director of
Trustee since 1993        RBAsset (real estate manager); a director of
Age: 71                   OffitBank; formerly Trustee, Financial Accounting
                          Foundation (FASB and GASB), Senior Fellow of Jerome
                          Levy Economics Institute, Bard College, Chairman of        $1-$10,000         $50,001 -
                          Municipal Assistance Corporation for the City of New                          $100,000
                          York, New York State Comptroller and Trustee of New
                          York State and Local Retirement Fund. Oversees 31
                          portfolios in the OppenheimerFunds complex.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Russell S. Reynolds,      Chairman of The Directorship Search Group, Inc.
Jr.,                      (corporate governance consulting and executive
Trustee since 1989        recruiting) (since 1993); a life trustee of
Age: 70                   International House (non-profit educational                    $0         $10,001 - $50,000
                          organization), and a trustee of the Greenwich
                          Historical Society (since 1996). Oversees 31
                          portfolios in the OppenheimerFunds complex.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Donald W. Spiro, Vice     Chairman Emeritus of the Manager (since August 1999);
Chairman of the Board     formerly Chairman (November 1987 - January 1991) and
of Trustees,              a director (January 1969 - August 1999) of the
Trustee since 1985        Manager; President and Director of OppenheimerFunds
Age: 76                   Distributor, Inc., a subsidiary of the Manager and
                          the Fund's Distributor (July 1978 - January 1992).       Over $100,000      Over $100,000
                          Oversees 31 portfolios in the OppenheimerFunds
                          complex.  From January 1997-August 1999, Mr. Spiro
                          owned shares of the Manager's parent company valued
                          in excess of $60,000.
------------------------- ------------------------------------------------------- ----------------- ------------------
------------------------- ------------------------------------------------------- ----------------- ------------------
Clayton K. Yeutter,       Of  Counsel,  Hogan  &  Hartson  (a law  firm)  (since         $0             $50,001 -
Trustee since 1991        1993). Other directorships:  Caterpillar,  Inc. (since
Age: 71                   1993) and Weyerhaeuser  Co. (since 1999).  Oversees 31                        $100,000
                          portfolios in the OppenheimerFunds complex.
------------------------- ------------------------------------------------------- ----------------- ------------------

Nominee as Interested Trustee

------------------------ -------------------------------------------------------------- ------------ -------------------
Name, Address, Age,      Principal Occupation(s) During Past 5 Years / Other              Dollar      Aggregate Dollar
                                                                                         Range of
                                                                                          Shares
                                                                                         Owned in     Range of Shares
Position(s) Held with                                                                    the Fund       Owned in the
Fund and Length of       Trusteeships/Directorships Held by Nominee / Number of           (as of     Board I Funds (as
Service                  Portfolios in Fund Complex Overseen by Nominee                  12/31/01)     of 12/31/01)\
------------------------ -------------------------------------------------------------- ------------ -------------------
------------------------ -------------------------------------------------------------- ------------ -------------------
John V. Murphy,          Chairman, Chief Executive Officer and director (since June        None        Over $100,000
President and Trustee    2001) and President (since September 2000) of the Manager;
since October 2001       President and a director or trustee of other Oppenheimer
Age: 52                  funds; President and a director (since July 2001) of
                         Oppenheimer Acquisition Corp., the Manager's parent holding company and of Oppenheimer Partnership Holdings, Inc., a
                         holding company subsidiary of the Manager; Director (since
                         November 2001) of OppenheimerFunds Distributor, Inc., a
                         subsidiary of the Manager; Chairman and a director (since
                         July 2001) of Shareholder Services, Inc. and of Shareholder
                         Financial Services, Inc., transfer agent subsidiaries of the
                         Manager; President and a director (since July 2001) of
                         OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following
                         investment advisory subsidiaries of the Manager: OAM
                         Institutional, Inc. and Centennial Asset Management
                         Corporation (since November 2001), HarbourView Asset
                         Management Corporation and OFI Private Investments, Inc.
                         (since July 2001); President (since November 2001) and a
                         director (since July 2001) of Oppenheimer Real Asset
                         Management, Inc., an investment advisor subsidiary of the
                         Manager; a director (since November 2001) of Trinity
                         Investment Management Corp. and Tremont Advisers, Inc.,
                         investment advisory affiliates of the Manager; Executive
                         Vice President (since February 1997) of Massachusetts Mutual
                         Life Insurance Company, the Manager's parent company; a
                         director (since June 1995) of DBL Acquisition Corporation;
                         formerly Chief Operating Officer (from September 2000 to
                         June 2001) of the Manager; President and trustee (from
                         November 1999 to November 2001) of MML Series Investment
                         Fund and MassMutual Institutional Funds, open-end investment companies; a director (from September 1999 to August 2000)
                         of C.M. Life Insurance Company; President, Chief Executive
                         Officer and director (from September 1999 to August 2000) of
                         MML Bay State Life Insurance Company; a director (from June
                         1989 to June 1998) of Emerald Isle Bancorp and Hibernia
                         Savings Bank, wholly-owned subsidiary of Emerald Isle
                         Bancorp (from June 1989 to June 1998). Oversees 63
                         portfolios in the OppenheimerFunds complex.
------------------------ -------------------------------------------------------------- ------------ -------------------

A.  General Information Regarding the Board of Trustees.

         The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance and review the actions of the Manager, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended September 30,
2001. Each of the incumbent Trustees was present for at least 75% of the Board of Trustees meetings held and of all committees on which that Trustee served that were held during the period.

B.  Committees of the Board of Trustees.

         The Board of Trustees has appointed standing Audit, Study and Proxy Committees comprised of Independent Trustees only.  The members of the Audit Committee are Kenneth Randall (Chairman), Benjamin Lipstein and Edward Regan.

         The Audit Committee held five meetings  during the Fund's fiscal year ended  September 30, 2001. The Audit  Committee  furnishes the
Board with recommendations  regarding the selection of the Fund's independent  auditors.  Other functions of the Audit Committee include, but are not  limited to: (i)  reviewing  the scope and  results of audits and the audit fees  charged;  (ii)  reviewing  reports  from the Fund's independent  auditor  regarding  the  Fund's  internal  accounting  procedures  and  controls;  and (iii)  establishing  a  separate  line of communication between the Fund's independent auditors and its Independent Trustees.

         The members of the Study Committee are Benjamin Lipstein (Chairman), Robert Galli and Elizabeth Moynihan.  The Study Committee
held seven meetings during the Fund's fiscal year ended September 30, 2001. Among other functions, the Study Committee evaluates and reports to the Board on the Fund's contractual arrangements, including the investment advisory and distribution agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the 1940
Act and other applicable law.

         The members of the Proxy Committee are Edward Regan (Chairman), Russell Reynolds and Clayton Yeutter.  The Proxy Committee held one meeting during the fiscal year ended September 30, 2001.  The Proxy Committee provides the Board with recommendations for proxy voting and monitors proxy voting by the Fund.

         Based on the Audit Committee's recommendation, the Board of Trustees of the Fund, including a majority of the Independent
Trustees, at a meeting held October 11, 2001, selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning October 1,
2001. KPMG LLP also serves as auditors for certain other funds for which the Manager acts as investment advisor.

         During the fiscal year ended September 30, 2001, KPMG LLP performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters and meetings with the Board of Trustees.

         1.  Audit Fees.

         The aggregate fees billed by KPMG LLP or professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended September 30, 2001 were $28,000.

         2.  All Other Fees.

         There were no fees billed by KPMG LLP for services rendered to the Fund other than the services described above under "Audit Fees"
for the fiscal year ended September 30, 2001.   Additionally, there were no fees billed by KPMG LLP to the Manager or affiliates of the
Manager for non-audit services rendered to the Manager or its affiliates for the fiscal year ended September 30, 2001.

         Representatives of KPMG LLP are not expected to be present at the Meeting but will be available should any matter arise requiring their presence.

C.  Additional Information Regarding Trustees and Officers.

         The Fund's Independent Trustees are paid a retainer plus a fixed fee for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each Board I Fund for which they serve as a director or trustee pays a share of those expenses.

         Neither the officers of the Fund nor any Trustee who is not an Independent Trustee receives any salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended September
30, 2001.

       The compensation from all of the Board I Funds (including the Fund) represents compensation received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.Compensation from the Fund is paid for services in the positions below their names.

  ----------------------------------- ------------------------ ------------------------ ---------------------------
                                                                                        Total
                                                               Retirement               Compensation
                                                               Benefits                 from all
                                      Aggregate Compensation   Accrued as Part          New York based Board I
  Trustee's Name                      From Fund1               of Fund                  Funds (31 Funds)2
  and Other Positions                                          Expenses1
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Leon Levy                                            $7,747                       $0                    $173,700
  Chairman
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Robert G. Galli 3                                    $4,717                       $0                    $191,134
  Study Committee Member
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Phillip A. Griffiths4                                $2,595                       $0                     $59,529

  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Benjamin Lipstein                                    $6,697                       $0                    $148,639
  Study Committee Chairman
  Audit Committee Member
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Elizabeth B. Moynihan                                $4,717                       $0                    $104,695
  Study Committee Member
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Kenneth A. Randall                                   $4,327                       $0                     $96,034
  Audit Committee Chairman
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Edward V. Regan                                      $4,280                       $0                     $94,995
  Proxy Committee Chairman Audit
  Committee Member
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Russell S. Reynolds, Jr.                             $3,202                       $0                     $71,069
  Proxy Committee Member
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Donald W. Spiro                                      $2,858                       $0                     $64,435
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  Clayton K. Yeutter 5                                 $3,202                       $0                     $71,069
  Proxy Committee Member
  ----------------------------------- ------------------------ ------------------------ ---------------------------
  1For the fiscal year ended September 30, 2001. Aggregate compensation includes fees, deferred  compensation,  if any, and retirement plan benefits accrued for a Trustee.  No retirement benefits were allocated to the Fund for fiscal year ended September 30, 2001.
  2For the 2001 calendar year.
  3Total compensation for the 2001 calendar year includes  compensation  received for serving as a Trustee/Director of 10 Oppenheimer funds other than Board I Funds.
  4 Aggregate compensation from the Fund includes $266 deferred under Deferred Compensation Plan described below.
  5 Aggregate compensation from the Fund includes $51 deferred under Deferred Compensation Plan described below.

         The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board I Funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. The Fund cannot estimate the number of years of credited service that will be used to determine those benefits at this time. Therefore, the amount of the retirement benefits cannot be determined at this time.

         The Board of Trustees  has  adopted a Deferred  Compensation  Plan for  Independent  Trustees  that  enables  them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan,  the  compensation  deferred by a
Trustee is  periodically  adjusted as though an equivalent  amount had been invested in shares of one or more  Oppenheimer  funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

         Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.
Pursuant to an order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval.

Information is given below about the executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Murphy, Zack, Wixted, Molleur, and Mses. Feld, Ives and Stevlingson, respectively, hold the same offices with one or more of the other funds in the OppenheimerFunds complex.

----------------------------------------------- ----------------------------------------------------------------------
Name, Address,3 Age, Position(s) Held with      Principal Occupation(s) During Past 5 Years
Fund and Length of Service4
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Jayne  M.  Stevlingson,   Vice  President  and  Vice  President  (since  August  1999)  of the  Manager;  formerly  a
Portfolio Manager
Age: 42.                                        small-cap  growth fund  portfolio  manager  with Morgan  Stanley Dean
                                                Witter Advisors, Inc. (October 1992- July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Brian W. Wixted,                                Senior Vice President and Treasurer of the Advisor (since March
Treasurer,  Principal Financial and Accounting  1999); Treasurer (since March 1999) of HarbourView Asset Management
Officer (since April 1999)                      Corporation, Shareholder Services, Inc., Oppenheimer Real Asset
Age: 42                                         Management Corporation, Shareholder Financial Services, Inc.,
                                                Oppenheimer Partnership Holdings, Inc., OFI Private Investments,
                                                Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since May 2000), and OAM
                                                Institutional, Inc. (since November 2000); Treasurer and Chief
                                                Financial Officer of Oppenheimer Trust Company, a trust company subsidiary of the Advisor (since May 2000); Assistant Treasurer of
                                                Oppenheimer Acquisition Corp. (since March 1999) and
                                                OppenheimerFunds Legacy Program (since April 2000); an officer of other Oppenheimer funds. Formerly Principal and Chief Operating
                                                Officer, Bankers Trust Company - Mutual Fund Services Division
                                                (March 1995 - March 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Robert G. Zack,                                 Senior Vice President (since May 1985) and General Counsel (since
Secretary                                       February 2002) of the Manager; Assistant Secretary of Shareholder
(since November 1, 2001)                        Services, Inc. (since May 1985), Shareholder Financial Services,
Age: 53                                         Inc. (since November 1989); OppenheimerFunds International Ltd. and
                                                Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly Acting General Counsel (November
                                                2001 - February 2002) and Associate General Counsel (1984 - October
                                                2001)
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Denis R. Molleur,                               Vice President and Senior Counsel of the Manager (since July 1999);
Assistant Secretary (since November 1, 2001)    an officer of other Oppenheimer funds; formerly a Vice President and
Age: 44                                         Associate Counsel of the Manager (September 1995 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Katherine P. Feld,                              Vice President and Senior Counsel of the Manager (since July 1999);
Assistant Secretary (since November 1, 2001)    an officer of other Oppenheimer funds; formerly a Vice President and
Age: 43                                         Associate Counsel of the Manager (June 1990 - July 1999).
----------------------------------------------- ----------------------------------------------------------------------
----------------------------------------------- ----------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary           Vice President and Assistant Counsel of the Manager (since June
(since November 1, 2001)                        1998); an officer of other Oppenheimer funds; formerly an Assistant
Age: 36                                         Vice President and Assistant Counsel of the Manager (August 1997 -
                                                June 1998); and Assistant Counsel of the Manager (August 1994-August
                                                1997).
----------------------------------------------- ----------------------------------------------------------------------

All officers serve at the pleasure of the Board.

         As of May 15, 2002, the Trustees and officers as a group beneficially owned or less than 1% of the outstanding Class A shares and no Class B, Class C, Class N or Class Y shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. In addition, each Independent Trustee, and his or her family members, do not own securities of either the Manager or Distributor of the Board I Funds or any person directly or indirectly controlling, controlled by or under common control with the
Manager or Distributor.

                                                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND
                                             A VOTE FOR THE ELECTION OF EACH NOMINEE AS TRUSTEE

Introduction to Proposal 2

A.       What is the Historical Background of the Fund's Current Investment Policies?

         The Fund operates in accordance with its investment objective, policies and restrictions, which are described in its prospectus and statement of additional information (together, the "prospectus"). The Fund's policies generally are classified as either "fundamental"
or "non-fundamental."  Fundamental policies can be changed only by a shareholder vote.  Non-fundamental policies may be changed by the
Trustees without shareholder approval, although significant changes will be described in amendments to the Fund's prospectus.

         The 1940 Act requires that certain policies of the Fund be classified as fundamental.  Proposal 2 is intended to modernize the
Fund's policies as well as standardize its policies by reclassifying fundamental policies that are not required to be fundamental as non-fundamental or by eliminating them entirely.  The proposals are designed to provide the Fund with maximum flexibility to pursue its investment objective and respond to an ever-changing investment environment.  The Fund, however, has no current intention of significantly changing its actual investment strategies should shareholders approve the proposed changes.

         Subsequent to the Fund being established, certain regulatory requirements applicable to registered open-end investment companies
(referred to as "mutual funds" in this Proxy Statement) changed.  For example, certain restrictions previously imposed by state regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and are no longer applicable to mutual funds.  As a result, the Fund currently is subject to several fundamental investment policies that are either more restrictive than required under current regulations or no longer required at all.

         With the passage of time, the development of new industry practices and changes in regulatory standards, several of the Fund's fundamental policies are considered by the Trustees and the Manager to be unnecessary or unwarranted. Other fundamental policies merely restate applicable regulatory requirements and are therefore redundant. The standardized policies proposed below would satisfy current federal regulatory requirements and are written to provide the Fund with flexibility to respond to future legal, regulatory, market and industry developments. The proposed standardized changes will not affect the Fund's investment objective.

B.       Why do the Fund's Trustees Recommend the Proposed Changes?

         The Trustees believe standardizing and reducing the total number of investment policies that can be changed only by a shareholder vote will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Fund is subject, and will help minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by the proposed changes.

         Although the Trustees believe the proposed changes in fundamental investment policies will provide the Fund greater flexibility to respond to future investment opportunities, the Trustees do not anticipate that the changes, either individually or together, will result in a material change in the level of risk associated with an investment in the Fund.  In addition, the Fund's Trustees do not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. In the future, if the Trustees determine to change materially the manner in which the Fund is managed, the Fund's prospectus will be amended to reflect such a change.

         The recommended changes are specified below. Shareholders are requested to vote on each sub-proposal in Proposal 2 separately.  If approved, the effective date of the sub-proposals will be delayed until the Fund's prospectus can be updated to reflect the changes. If any sub-proposal in Proposal 2 is not approved, the fundamental investment policy or policies covered in that sub-proposal will remain unchanged.

                 PROPOSAL 2: TO APPROVE THE ELIMINATION OR AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

2.A. Purchasing Securities on Margin or Making Short Sales.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing securities on margin or engaging in short sales except "short sales against-the-box."  The existing policy is not required to be a fundamental investment policy under the
1940 Act.  It is proposed that this current fundamental policy prohibiting purchases of securities on margin or engaging in short sales be eliminated. The current fundamental investment policy is set forth below.

                                                         Current Fundamental Policy
                                                         --------------------------

                  The Fund cannot make short sales of securities except "short sales against-the-box." The Fund cannot purchase securities on margin. However, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental policies.

         Margin purchases involve the purchase of securities with borrowed money and the 1940 Act imposes certain restrictions on borrowing as discussed under Proposal 2.F, "Borrowing," below. "Margin" is the cash or securities that the borrower places with a broker as collateral against the loan.  Although the Fund's current fundamental investment policy prohibits it from purchasing securities on margin, the 1940 Act permits the Fund to obtain such short-term credits as may be necessary for the clearance of transactions.  In addition, SEC staff interpretations permit mutual funds to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

         In a short sale,  an investor  sells a borrowed  security  with a  corresponding  obligation  to the lender to return the  identical security.  In an investment  technique known as a short sale  "against-the-box,"  an investor sells short while owning the same securities in the same amount, or having the right to obtain  equivalent  securities.  The investor could have the right to obtain  equivalent  securities, for example, through ownership of options or convertible securities.

         A short sale is a form of leverage. Leverage exists when a fund has the right to a return on an investment that exceeds the amount the fund contributed to the investment. The use of leverage exposes shareholders and their investments in a fund to a greater risk of loss.
For example, engaging in short sales may cause the value of a fund's shares to be more volatile than if the fund did no engage in short selling. In addition, in a short sale, there is a risk that the investor may have to buy the security later at a price higher than the sales price and incur a loss as a result.

         As a result of NSMIA, the state restrictions regarding margin purchases and short sales no longer apply to the Fund. The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy with that of other
Oppenheimer funds.

         Elimination of this fundamental investment policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund.  The Fund would continue to be prohibited from purchasing securities on margin.  However, consistent with the 1940 Act, the Fund would continue to be able to obtain such short-term credits as may be necessary for clearance of transactions and to make margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

         Although the Fund would be permitted to sell securities short if shareholders approve this sub-proposal, the Fund would have to segregate liquid assets to cover its obligation under any short sale. If the Fund's Manager and its Trustees believed that it was in the best interests of the Fund to engage in short sales to a significant degree, the Fund's prospectus would have to be updated to reflect that change in policy. Among other things, the prospectus would be updated to describe in detail the risks associated with short sales, which are outline above.

2.B. Purchasing Securities of Issuers in which Officers or Trustees Have An Interest.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing or holding the securities of an issuer if the officers and trustees of the Fund or the Manager individually beneficially own more than1/2of 1% of such securities and together own more than 5% of such securities.  It is proposed that the current fundamental policy be eliminated.  The current fundamental investment policy is set forth below.

                                                         Current Fundamental Policy
                                                         --------------------------

                  The Fund cannot  invest in or hold  securities  of any issuer if officers and Trustees of the Fund,  and is not expected to materially  increase the risk of an investment in the Fund or the Manager  individually  beneficially  own more than 1/2 of
                  1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

         Elimination of this fundamental policy is unlikely to affect management of the Fund, and is not expected to materially increase the risk of an investment in the Fund. This policy was originally adopted to address then existing state requirements in connection with the registration of shares of the Fund for sale in a particular state or states. As a result of NSMIA, the state restriction no longer applies to the Fund.

         The Trustees recommend that shareholders eliminate this fundamental investment policy in order to conform the Fund's policy in this area with that of other Oppenheimer funds. In addition, the Trustees believe that its elimination could increase the Fund's flexibility when choosing investments in the future without materially increasing the risk of an investment in the Fund.

2.C.  Investing in Unseasoned Issuers.

         The Fund is currently  subject to a fundamental  investment  policy  limiting its investment in securities of issuers that have been in operation less than three years ("unseasoned  issuers").  It is proposed that the current  fundamental  policy be eliminated.  The current fundamental policy is set forth below.

                                                         Current Fundamental Policy
                                                         --------------------------

                  The Fund may invest up to 20% of its total assets in small,  unseasoned  companies  (which are companies  that have been in operation less than three years, including the operations of predecessors).

         Elimination of this fundamental policy is unlikely to materially affect management of the Fund.  This policy was originally adopted to address state requirements in connection with the registration of shares of the Fund for sale in a particular state or states.
As a result of NSMIA, the state restriction no longer applies to the Fund.

         Should shareholders approve this Proposal 2.C., the Fund anticipates that it may invest more than 5% but would invest less than
20% (as currently permitted) of its assets in securities of so-called unseasoned issuers. Securities issued by so-called unseasoned issuers may have limited liquidity so that the Fund could have difficulty selling them at an acceptable price when it wants to sell them.  The values of these securities also may be very volatile, especially in the short term. The Trustees recommend that shareholders eliminate this fundamental investment policy because they believe that its elimination could increase the Fund's flexibility when choosing investments in the future without materially increasing the risk of an investment in the Fund.

2.D. Real Estate.

         The Fund is currently subject to a fundamental investment policy prohibiting it from purchasing real estate.  The Fund's policy regarding investments in real estate and commodities is required to be fundamental.  Although this policy does not prohibit the Fund from investing in hedging instruments or structured notes whose returns are linked to the returns of physical commodities or currencies, the
Fund's Trustees propose that the Fund's current fundamental policy be clarified and remain a fundamental policy as indicated below.

                    Current Fundamental Policy                                Proposed Fundamental Policy
                    --------------------------                                ---------------------------
 The Fund  cannot  invest in real estate or in  interests  in  The Fund  cannot  invest  in real  estate,  except  to the
 real    estate.    However,    the   Fund    can    purchase  extent   permitted  under  the  1940  Act,  the  rules  or
 readily-marketable  securities  of  companies  holding  real  regulations  thereunder  or any  exemption  therefrom,  as
 estate or interests in real estate.                           such  statute,  rules or  regulations  may be  amended  or interpreted from time to time.

         The existing and proposed policies permit the Fund to invest in debt securities secured by real estate or interests in real estate, or issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate.  The purpose of this proposal is to clarify the Fund's permitted investments and to conform the Fund's policy in this area with that of other
Oppenheimer funds.  The Trustees believe that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

2.E. Pledging, Mortgaging or Hypothecating Assets.

         The Fund is currently subject to a fundamental investment policy concerning the pledging, mortgaging or hypothecating of the
Fund's assets.  It is proposed that this current fundamental investment policy be eliminated.

                                                         Current Fundamental Policy
                                                         --------------------------

                  The Fund cannot pledge, mortgage or hypothecate any of its assets. However, this does not prohibit the escrow arrangements contemplated by the put and call activities of the Fund or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other policies.

         The existing policy concerning pledging, mortgaging or hypothecating of the Fund's assets is not required to be fundamental under the 1940 Act, and the Trustees believe that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objective.  The Trustees recommend that the policy regarding pledging, mortgaging or hypothecating be eliminated so that the
Fund may enter into collateral arrangements in connection with its borrowing requirements consistent with its other investment policies, including its policies regarding borrowing and issuing senior securities.

2.F. Borrowing.

         The 1940 Act imposes  certain  restrictions  on the  borrowing  activities  of mutual  funds.  A fund's  borrowing  policy must be a fundamental investment policy.

         The  restrictions  on borrowing  are designed to protect  mutual fund  shareholders  and their  investments  in a fund by limiting a fund's  ability to leverage its assets.  Leverage  exists when a fund has the right to a return on an investment  that exceeds the amount the fund contributed to the investment.  Borrowing money to make an investment is an example of how a fund may leverage its assets.

         A mutual fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities.  This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations rather than for cash flow considerations.  Some mutual funds also borrow for investment purposes. The Fund currently may borrow for investment purposes, which may cause the value of its shares to be more volatile than a fund that does not borrow for investment purposes.

         There are risks  associated with borrowing.  Borrowing  exposes  shareholders  and their  investments in a fund to a greater risk of loss.  For example,  borrowing may cause the value of a fund's shares to be more  volatile than if the fund did not borrow.  In addition,  to the extent a fund borrows,  it will pay interest on the money that it borrows,  and that interest  expense will raise the overall expenses of the fund and reduce its returns.  The interest  payable on the borrowed  amount may be more (or less) than the return the fund  receives from the securities  purchased with the borrowed amount.  Whether or not this  sub-proposal is approved by  shareholders,  the Fund currently does not anticipate that, under normal market conditions, its borrowings would exceed 5% percent of its total assets.

         The Fund is currently subject to a fundamental investment policy concerning borrowing that is more restrictive than required by the 1940 Act.  The Trustees propose that the Fund's policy on borrowing be amended to permit the Fund to borrow as permitted under the 1940
Act.  As amended, the Fund's policy on borrowing would remain a fundamental policy changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

                    Current Fundamental Policy                                Proposed Fundamental Policy
                    --------------------------                                ---------------------------
 The Fund may borrow only from banks. Under current            The Fund may not borrow money, except to the extent
 regulatory requirements, borrowings can be made only to the   permitted under the 1940 Act, the rules or regulations
 extent that the value of the Fund's assets, less its          thereunder or any exemption therefrom that is applicable
 liabilities other than borrowings, is equal to at least       to the Fund, as such statute, rules or regulations may be
 300% of all borrowings (including the proposed borrowing).    amended or interpreted from time to time.
 If the value of the Fund's assets fails to meet this 300%
 asset coverage requirement, the Fund will reduce its bank
 debt within three days to meet the requirement.

         Currently, under the 1940 Act, the maximum amount a mutual fund may borrow from banks is up to one-third of its total assets
(including the amount borrowed).  A fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the 1940
Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.   If
shareholders approve this sub-proposal, the Fund's current fundamental policy will be replaced by the proposed fundamental policy and the
Fund's prospectus will be updated to describe the current restrictions regarding borrowing under the 1940 Act, the rules and regulations thereunder and any exemptions applicable to the Fund.

                                                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE WITHIN THIS PROPOSAL NO. 2

                                                 PROPOSAL 3: APPROVAL OF A NEW CLASS B 12b-1
                                                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

         Class B shares were first offered to the public on March 31, 1994. At that time, the Fund had adopted a Distribution and Service
Plan and Agreement for Class B shares. On June 20, 1994, the Board of Trustees approved an amendment to the Fund's Class B Distribution and
Service Plan to eliminate a provision that would require the Fund to continue to make payments to OppenheimerFunds Distributor, Inc. (the
"Distributor") after a termination of the Distribution and Service Plan Agreement.

         At a meeting of the Board of Trustees held December 13, 2001, the Manager proposed the adoption of a new Distribution and Service
Plan (the "Proposed Plan"), which is a "compensation type plan" instead of the current "reimbursement type plan."  The Fund's Board of
Trustees, including a majority of the Independent Trustees, approved the Proposed Plan, subject to shareholder approval, and determined to recommend the Proposed Plan for approval by the shareholders.  A copy of the Proposed Plan is attached as Exhibit A to this proxy statement, and is hereby submitted to Class B shareholders for approval.

         Rule 12b-1 of the 1940 Act permits the Fund to adopt both the Proposed Plan and the current Distribution and Service Plan and
Agreement (the "Current Plan") and each plan conforms with the rules of the National Association of Securities Dealers, Inc. ("NASD").  The
payments under the Proposed Plan will remain subject to the limits imposed by the NASD. The current plan was most recently approved by the
Fund's Board of Trustees on October 12, 2000 and on October 11, 2001.

Description of the Distribution and Service Plans.  Under both the Proposed Plan and the Current Plan, the Fund makes payments to the
Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares.  The Fund pays the Distributor an asset-based sales charge of 0.75% per year of Class B shares outstanding for no more than six years, and the Fund also pays the Distributor a service fee of 0.25% per year.  Each fee is computed on the average annual net assets of Class B shares of the Fund.

Service Fee.  Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class B shareholders and for maintenance of shareholder accounts by those Recipients.  The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include, but are not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request.  The Distributor is permitted under the Proposed and Current Plans to retain service fee payments to compensate it for rendering such services.

         Under both the Proposed Plan and the Current Plan, service fee payments by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers.  The
Distributor retains the service fee during the first year shares are outstanding.  In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

         The main difference between the proposed and current plan for the payment of the service fee is that under the current Plan, the
Fund reimburses the Distributor for service fee payments made to Recipients.  Under the Proposed Plan, the Fund will pay the Distributor a service fee at a flat rate of 0.25% per annum without regard to the Distributor's expenses.  Under the Current Plan, the full 0.25% service fee paid by the Fund is, in effect, passed through the Distributor and paid to Recipients for the Recipient's services in servicing accounts and personal services to account holders. It is anticipated that under the Proposed Plan the full 0.25% service fee currently paid by the Fund will continue to be passed through the Distributor and paid to Recipients.  The amount of the service fee payments made by the
Fund is not expected to increase as a result of this proposal should the Proposed Plan be approved by shareholders.

Asset-Based Sales Charge.  The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to reimburse the Distributor for its expenses in rendering services in connection with the distribution of the Fund's Class B shares.  Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients; (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration expenses;
and (v) any services rendered by the Distributor that a Recipient may render as described above.

         The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B Shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class B Shares.  Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B Shares may include:  (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B
Shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B Shares by Recipients;
(iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance and administrative support services for Class B
Shares; and (iv) paying certain other direct distribution expenses.

         Other distribution assistance rendered by Recipients under either Plan may include, but shall not be limited to, the following:
distributing sales literature and prospectuses other than those furnished to current Class B shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class B shares by the Recipient, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

         The Proposed Plan provides that payments may be made in connection with Class B Shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

         Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%.  The Proposed Plan provides that the Distributor may advance the service fee for the first year at the time of sale, pay the service fee quarterly or pay the service fee more frequently than quarterly.  The Proposed Plan also provides that the Distributor may pay the asset-based sales charge on
Class B shares instead of paying the commission.  The Distributor retains the service fee and the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.  Thereafter, the Distributor pays the service fee to Recipients and retains the asset-based sales charge.

         Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the Fund.
The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to
Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Class B Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed within six years of their purchase, as described in the Fund's prospectus.

         Like the Current Plan, the Proposed Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Plan.  Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination.

         Like the service fee, the main difference between the Proposed and Current Plans regarding payment of the asset-based sales charge is that under the Current Plan, the Fund reimburses the Distributor for its services rendered and, under the Proposed Plan, the Fund will pay the Distributor at a flat rate of 0.75% per annum without regard to the Distributor's expenses.  As discussed below, it is possible that the Fund will, over time, pay more under the Proposed Plan than under the Current Plan.  This possibility is due to the fact that the length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the
Fund's payments may thus continue for a longer period of time than under the Current Plan.

Additional Information.  Both Plans have the effect of increasing annual expenses of Class B Shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be.  Payments by the Fund to the Distributor under the Current
Plan for the fiscal year ended September 30, 2001 were $3,160,873 (1.00% of the Fund's average net assets represented by Class B Shares during that period) of which the Distributor paid $62,758 to an affiliate of the Distributor and retained $2,511,302 as reimbursement for
Class B sales commissions and service fee advances, as well as financing costs.  The balance was paid to Recipients not affiliated with the
Distributor.

         If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval or such later date as the Fund's officers may determine and continue in effect until December 31, 2002 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance.  Either plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority (as defined in the
1940 Act) of the Fund's outstanding Class B shares.  Neither the Current Plan nor the Proposed Plan may be amended to increase materially the amount of payments to be made without approval by Class B shareholders.  All material amendments to either plan must be approved by a majority of the Independent Trustees.  If the Class B shareholders do not approve this Proposal, the Current Plan will remain in effect.

         Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund or the Manager is committed to the discretion of the Independent Trustees.  This requirement does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

         Under either plan, the Board of Trustees may determine that no payment for service fees or asset-based sales charge will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Trustees.  Under both Plans, the
Board of Trustees has set the fee at the maximum rate and set no minimum amount.  Each plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund.
The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Proposed Plan by the Board of Trustees.  In considering whether to recommend the Proposed Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination.  The Board, including the Independent Trustees, did not single out any factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision.  The Board found that there is a reasonable likelihood that the Proposed Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors.

         The Proposed Plan enables the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares.  This arrangement allows the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

         The Distributor identified two main difficulties with the Current Plan.  These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

         The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other Oppenheimer funds.  Over time, a shareholder will enter into a number of exchanges.

         The Distributor advised the Board that the Distributor could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses on a per share basis as exchanges occur.  As a result, the Distributor may not receive full reimbursement for its distribution-related expenses under the
Current Plan.

         It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved.  When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

         The compensation type Plan proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution.  The Proposed Plan expressly provides that the distribution and administrative support services under the plan may be rendered in connection with Class B shares issued by the Fund in exchanges for other Oppenheimer funds and in a reorganization with another mutual fund.

         The Distributor advised the Board that under the Proposed Plan, it will be able to track its expenses of distribution for the
OppenheimerFunds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales.  While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares.

         The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares.  It is possible under the current reimbursement Plan for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs.  The Board concluded that this type of situation is unlikely to occur.  The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plan and the
Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund.  Other differing scenarios were also reviewed.

         The level of annual payments by the Fund under the Proposed Plan will not increase over, and are not anticipated to be less than, the amounts currently paid by the Fund.  Under the Proposed Plan, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plan.  The length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan, potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares.  The Board also recognized that Class B shares convert to Class A shares at the end of six years after their purchase.

         The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions.  The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plan than it would under the Current Plan.  The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the
Fund under the Proposed Plan and the purpose for which payments were made (similar to the reports the Distributor currently provides to the
Trustees under the Current Plan).  The Distributor will provide extensive annual reports to the Board which set forth the Distributor's allocated distribution-related expenses and recovery of expenses by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data.

         The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses.  The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

         Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry.  Competition among brokers and dealers for these types of payments has intensified.  The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund.  The Trustees concluded that without an effective means of selling and distributing
Fund shares and servicing shareholders and providing account maintenance, shareholders may redeem shares, or not buy more shares, and if assets decline, expenses may increase on a per share basis.  By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

         The Trustees recognize that the Manager will benefit from the Proposed Plan through larger investment advisory fees resulting from an increase in Fund assets, because its investment advisory fees are based upon a percentage of net assets of the Fund.  The Manager was also advised by the Trustees that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B shares.  If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased.  The Board, including each of the
Independent Trustees, determined that the Proposed Plan is in the best interests of the Fund, and that its adoption has a reasonable likelihood of benefiting the Fund and its Class B shareholders.  In its annual review of the Proposed Plan, the Board will consider the continued appropriateness of the distribution and service plan, including the level of payments provided for therein.

                                                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                                                    THAT YOU APPROVE THIS PROPOSAL NO. 3

                                                         INFORMATION ABOUT THE FUND

Fund Information. As of April 29, 2002, the Fund had 30,938,511 shares outstanding, consisting of 21,254,840 Class A shares, 6,859,717
Class B shares, 1,398,205 Class C shares, 65,571 Class N shares, and 1,360,178 Class Y shares. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).

Beneficial  Owners.  Occasionally,  the number of shares of the Fund held in "street  name"  accounts of various  securities  dealers for the benefit  of their  clients  as well as the  number  of  shares  held by other  shareholders  of record  may  exceed  5% of the  total  shares outstanding.  As of May 15, 2002, the only persons who owned of record or were known by the Fund to own  beneficially 5% or more of any class of the Fund's outstanding shares were:

Merrill Lynch Pierce Fenner & Smith, Attn Fund Admn/#971C8,  4800 Deer Lake Drive East, Third Floor,  Jacksonville,  Florida 32246-6484 which owned  1,935,326.219  Class A shares (9.10% of the Class A shares  outstanding)  for the sole benefit of its customers.  Merrill Lynch Pierce
Fenner & Smith, Inc. has advised that no such customer owned 5% or more of the Fund's outstanding Class A shares.

Merrill Lynch Pierce Fenner & Smith, Attn Fund Admn/#97HR9,  4800 Deer Lake Drive East, Third Floor,  Jacksonville,  Florida 32246-6484 which owned  72,326.423  Class C shares  (5.18% of the Class C shares  outstanding)  for the sole benefit of its  customers.  Merrill  Lynch Pierce
Fenner & Smith, Inc. has advised that no such customer owned 5% or more of the Fund's outstanding Class A shares.

RPSS TR, VML INC 401K Plan,  ATTN:  Kathy Labonte,  250 NW Richards Road,  Kansas City,  Missouri  64116-4272  which owned  8,587.415 Class N shares (13.05% of the Class N shares outstanding).

HSBC U/A Jun 01 95, North American Watch Corp,  Deferred  Compensation  Plan, ATTN: Lynne Marshall,  1 HSBC Center 17th Floor,  Buffalo,  New
York 14203-2840 which owned 7,903.094 Class N shares (12.01% of the Class N shares outstanding).

RPSS TR, Mull Group 401K PSP, ATTN:  Diana Lontz,  PO BOX 6561,  Wheeling,  West Virginia  26003-0627,  which owned  6,784.305 Class N shares
(10.31% of the Class N shares then outstanding).

RPSS TR, Empress  International  Ltd, 401(K) Plan, ATTN: Linda Levy, 10 Harbor Park Drive,  Port Washington,  New York 11050-4648 which owned
6,018.755 Class N shares (9.14% of the Class N shares then outstanding).

RPSS TR, Air Academy Federal Credit Union,  401(K) Plan, ATTN: Lisa Passalacqua,  1355 Kelly Johnson  Boulevard,  Colorado Springs,  Colorado
80920-3907 which owned 5,512.476 Class N shares (8.37% of the Class N shares then outstanding).

Mass Mutual Life Insurance Co,  Separate  Investment  Account,  ATTN Monica  Margeson N-328,  1295 State Street,  Springfield,  Massachusetts
01111-0001 which owned 1,213,038.659 Class Y shares (89.53% of the Class Y shares then outstanding).

Persumma  Financial  Services,  Mass Mutual  Financial  Group,  1295 State Street #N328,  Springfield,  Massachusetts  01111-0001 which owned
141,804.016 Class Y shares (10.46% of the Class Y shares then outstanding).

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business pursuant to its investment advisory agreement with the Fund.  OppenheimerFunds Distributor,
Inc. (the "Distributor"), a wholly owned subsidiary of the Manager, is the general distributor of the Fund's shares. OppenheimerFunds
Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Fund, for which it was paid $3,754 by the Fund during the fiscal year ended September 30,
2001.

The Manager (including affiliates and subsidiaries) managed assets of more than $130 billion in assets as of March 31, 2002, including other Oppenheimer funds with more than 6.3 million shareholder accounts.  The Manager is a wholly owned subsidiary of Oppenheimer
Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the
Distributor and OAC are located at 498 Seventh Avenue, New York, New York 10018. MassMutual is located at 1295 State Street, Springfield,
Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. At December 31, 2001, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 12,642,025 shares of Class B voting stock, and (iii) 21,178,801 shares of Class C non-voting stock. This collectively represented 95.35% of the outstanding common stock and 96.46% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 884,810 shares of the Class B voting stock, representing 1.52% of the outstanding common stock and 2.49% of the voting power, (ii) 537,090 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 8,395,700 shares of Class C non-voting stock.  That group includes persons who serve as officers of the Fund and John V. Murphy, who serves as a Trustee of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price
(based on, among other things, the revenue, income, working capital, and excess cash of the Manager). MassMutual may exercise call
(purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. There were no transactions by a person who serves as a Trustee of the Fund during the period June 30, 2000 to December 31, 2001.

The names and principal occupations of the executive officers and directors of the Manager are as follows: John Murphy, Chairman,
President, Chief Executive Officer and a director; Jeremy Griffiths, Executive Vice President, Chief Financial Officer and a director; O.
Leonard Darling, Vice Chairman, Executive Vice President, Chief Investment Officer and a director; George Batejan, Executive Vice President and Chief Information Officer; Robert G. Zack, Senior Vice President and General Counsel; Craig Dinsell, James Ruff and Andrew Ruotolo,
Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce Bartlett, Robert
A. Densen, Ronald H. Fielding, P. Lyman Foster, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan, Thomas W. Keffer, Avram
Kornberg, Chris Leavy, Angelo Manioudakis, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma,
Jerry A. Webman, William L. Wilby, Donna Winn, Kenneth Winston, Carol Wolf, Kurt Wolfgruber and Arthur J. Zimmer, Senior Vice Presidents.
These officers are located at one of the three offices of the Manager: 498 Seventh Avenue, New York, NY 10018; 6803 South Tucson Way,
Englewood, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. The Bank of New York, One Wall Street, New York, New York 10015, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended September 30, 2001, has previously been sent to shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report and Semi-Annual Report by writing the Fund at the address above, or calling the Fund at 1.800.708.7780 or visiting the Manager's website at www.oppenheimerfunds.com.  The Fund's transfer agent will provide a copy of the reports promptly upon request.

To avoid sending duplicate copies of materials to households, the Fund mails only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records.  The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expenses.

If you want to receive multiple copies of these materials or request householding in the future, you may call the Transfer Agent at
1.800.708.7780.  You may also notify the Transfer Agent in writing. Individual copies of prospectuses and reports will be sent to you within 30 days after the Transfer Agent receives your request to stop householding.

                                              FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund.  In addition to solicitations by mail, officers of the Fund or officers and employees of the Transfer Agent, without extra compensation, may conduct additional solicitations personally or by telephone.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies.  As the
Meeting date approaches, certain shareholders of the Fund may receive telephone calls from a representative of the solicitation firm if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot in the mail.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.  The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated the cost of engaging a proxy solicitation firm would not exceed $5,000 plus the additional costs, that may be
                                                                                         ----
substantial, incurred in connection with contacting those shareholders that have not voted.  Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person.  Should shareholders require additional information regarding the proxy ballot or a replacement proxy ballot, they may contact us toll-free at
1.800.708.7780.  Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy ballot promptly.  You may provide your completed proxy ballot via facsimile, telephonically or by mailing the proxy ballot in the postage paid envelope provided.  You also may cast your vote by attending the Meeting in person if you are a record owner.

Telephone Voting.  The Fund has arranged to have votes recorded by telephone.  Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone.  After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Voting By Broker-Dealers. Shares owned of record by a broker-dealer for the benefit of its customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) vote, as record holder of such shares, for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which it has received voting instructions in time to be voted.
Beneficial owners of street account shares cannot vote in person at the meeting.  Only record owners may vote in person at the meeting.

A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans.  Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the
Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Persons nominated as Trustees must receive a plurality of the votes cast, which means that the eleven (11) nominees receiving the highest number of affirmative votes cast at the Meeting will be elected as long as the votes FOR a nominee exceed the votes
AGAINST that nominee. Approval of each sub-proposal of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund voting in the aggregate and not by class. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less. Approval of Proposal No. 3 requires the affirmative vote of a "majority" (as defined in the 1940 Act) of the
Fund's outstanding Class B shares.

How are votes counted?  The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone.  You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.  Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals.  If you properly execute and return a proxy ballot but fail to indicate how the votes should be cast, the proxy ballot will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by certain institutional investors for the benefit of their clients. If the institutional investor does not timely receive voting instructions from its clients with respect to such Shares, the institutional investor may be authorized to vote such
Shares, as well as Shares the institutional investor itself owns, in the same proportion as Shares for which voting instructions from clients are timely received.

Revoking a Proxy. You may revoke a previously granted proxy at any time before it is exercised by (1) delivering a written notice to the
Fund expressly revoking your proxy, (2) signing and forwarding to the Fund a later-dated proxy, or (3) attending the Meeting and casting your votes in person.  Granted proxies typically will be voted at the final meeting, but may be voted at an adjourned meeting if appropriate.  Please be advised that the deadline for revoking your proxy by telephone is 3:00 p.m. (EST) on the last business day before the Meeting if you are a record owner.

Shareholder Proposals. The Fund is not required and does not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund a reasonable time before the
Fund begins to print and mail the proxy materials for that meeting.  Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.  The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material because there are other requirements under the proxy rules for such inclusion.

                                                                OTHER MATTERS

         The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 through 3 and the Trustees and the
Manager are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

         In the event a quorum is not present or  sufficient  votes in favor of one or more  Proposals  set forth in the Notice of Meeting of
Shareholders  are not received by the date of the Meeting,  the persons named in the enclosed  proxy (or their  substitutes)  may propose and approve  one or more  adjournments  of the  Meeting to permit  further  solicitation  of  proxies.  All such  adjournments  will  require the affirmative  vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their  substitutes)  will vote the Shares present in person or by proxy  (including  broker non-votes and abstentions)  in favor of such an  adjournment  if they  determine  additional  solicitation  is warranted and in the interests of the Fund's shareholders.  A vote may be taken on one or more of the  proposals  in this proxy  statement  prior to any such  adjournment  if a quorum is present, sufficient votes for its approval have been received and it is otherwise appropriate.

                                                     By Order of the Board of Trustees,

                                                     Robert G. Zack, Secretary
                                                     June 17, 2002

                                                                     A-7
                                                                  EXHIBIT A

                                                 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

                                                                    with

                                                     OppenheimerFunds Distributor, Inc.

                                                            For Class B Shares of

                                                         Oppenheimer Discovery Fund

This  Distribution  and  Service  Plan and  Agreement  (the  "Plan")  is dated as of the ____ day of  ______________,  2002,  by and  between
Oppenheimer Discovery Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1.       The Plan. This Plan is the Fund's written  distribution and service plan for Class B shares of the Fund (the "Shares"),  designed to
         --------
comply with the provisions of Rule 12b-1,  as it may be amended from time to time (the "Rule") under the Investment  Company Act of 1940 (the
"1940 Act").  Pursuant to this Plan the Fund will compensate the Distributor for its services in connection with the  distribution of Shares, and the  personal  service and  maintenance  of  shareholder  accounts  that hold Shares  ("Accounts").  The Fund may act as  distributor  of securities  of which it is the issuer,  pursuant to the Rule,  according  to the terms of this Plan.  The terms and  provisions  of this Plan shall be  interpreted  and defined in a manner  consistent  with the  provisions  and  definitions  contained in (i) the Fund's  Registration
Statement,  (ii) the 1940 Act, (iii) the Rule, (iv) Rule 2830 of the Conduct Rules of the National  Association of Securities Dealers,  Inc.,
or any  amendment or successor to such rule (the "NASD  Conduct  Rules") and (v) any  conditions  pertaining  either to  distribution-related expenses or to a plan of distribution  to which the Fund is subject under any order on which the Fund relies,  issued at any time by the U.S.
Securities and Exchange Commission ("SEC").

2.       Definitions. As used in this Plan, the following terms shall have the following meanings:
         -----------

         (a)      "Recipient"  shall mean any broker,  dealer,  bank or other person or entity which:  (i) has rendered  assistance  (whether direct,  administrative  or both) in the distribution of Shares or has provided  administrative  support services with respect to Shares held by Customers  (defined  below) of the  Recipient;  (ii) shall furnish the  Distributor  (on behalf of the Fund) with such  information as the
Distributor  shall  reasonably  request to answer such questions as may arise  concerning the sale of Shares;  and (iii) has been selected by the Distributor to receive payments under the Plan.

         (b)      "Independent  Trustees"  shall mean the  members of the Fund's  Board of  Trustees  who are not  "interested  persons"  (as defined  in the 1940  Act) of the Fund and who have no  direct  or  indirect  financial  interest  in the  operation  of this  Plan or in any agreement relating to this Plan.

         (c)      "Customers"  shall mean such brokerage or other  customers or investment  advisory or other clients of a Recipient,  and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

         (d)      "Qualified  Holdings" shall mean, as to any Recipient,  all Shares owned  beneficially or of record by: (i) such Recipient, or (ii) such  Recipient's  Customers,  but in no event shall any such Shares be deemed owned by more than one  Recipient for purposes of this
Plan. In the event that more than one person or entity would  otherwise  qualify as Recipients as to the same Shares,  the Recipient which is the dealer of record on the Fund's books as  determined  by the  Distributor  shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.       Payments for Distribution Assistance and Administrative Support Services.
         ------------------------------------------------------------------------

         (a)      Payments to the  Distributor.  In  consideration  of the payments made by the Fund to the Distributor  under this Plan, the
                  ----------------------------
Distributor  shall  provide  administrative  support  services  and  distribution  assistance  services to the Fund.  Such  services  include distribution  assistance and  administrative  support  services  rendered in connection  with Shares (1) sold in purchase  transactions,  (2)
issued in exchange for shares of another  investment  company for which the  Distributor  serves as  distributor or  sub-distributor,  or (3)
issued  pursuant to a plan of  reorganization  to which the Fund is a party.  If the Board believes that the Distributor may not be rendering appropriate  distribution  assistance or administrative support services in connection with the sale of Shares, then the Distributor,  at the request of the Board,  shall  provide the Board with a written  report or other  information  to verify  that the  Distributor  is  providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

                  (i)  Administrative  Support Service Fees. Within  forty-five (45) days of the end of each calendar quarter,  the Fund will
                       ------------------------------------
make payments in the aggregate  amount of 0.0625%  (0.25% on an annual  basis) of the average  during that calendar  quarter of the aggregate net asset value of the Shares  computed as of the close of each business day (the  "Service  Fee").  Such Service Fee payments  received from the Fund will compensate the Distributor for providing  administrative  support services with respect to Accounts. The administrative support services in  connection  with Accounts may include,  but shall not be limited to, the  administrative  support  services that a Recipient may render as described in Section 3(b)(i) below.

                  (ii)  Distribution  Assistance Fees  (Asset-Based  Sales Charge).  Within ten (10) days of the end of each month,  the Fund
                        ----------------------------------------------------------
will make payments in the aggregate  amount of 0.0625%  (0.75% on an annual basis) of the average during the month of the aggregate net asset value of  Shares  computed  as of the close of each  business  day (the  "Asset-Based  Sales  Charge")  outstanding  until  such  Shares  are repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority of the  Independent  Trustees may, but are not obligated to, set a time period (the "Fund Maximum Holding  Period") from time to time for such  payments..  Such  Asset-Based  Sales
Charge payments received from the Fund will compensate the Distributor for providing  distribution  assistance in connection with the sale of
Shares.

                  The distribution  assistance to be rendered by the Distributor in connection with the Shares may include,  but shall not be limited to, the following:  (i) paying sales  commissions  to any broker,  dealer,  bank or other person or entity that sells Shares,  and/or paying such persons  "Advance  Service Fee Payments" (as defined below) in advance of, and/or in amounts  greater than,  the amount  provided for in Section 3(b) of this Agreement;  (ii) paying compensation to and expenses of personnel of the Distributor who support  distribution of
Shares by Recipients;  (iii) obtaining financing or providing such financing from its own resources,  or from an affiliate,  for the interest and other borrowing  costs of the  Distributor's  unreimbursed  expenses  incurred in rendering  distribution  assistance and  administrative support services to the Fund; and (iv) paying other direct  distribution  costs,  including without limitation the costs of sales literature, advertising and prospectuses  (other than those prospectuses  furnished to current holders of the Fund's shares  ("Shareholders"))  and state
"blue sky" registration expenses.

         (b)      Payments to Recipients.  The Distributor is authorized  under the Plan to pay Recipients (1)  distribution  assistance fees
                  ----------------------
for rendering  distribution  assistance in connection  with the sale of Shares and/or (2) service fees for rendering  administrative  support services  with  respect to  Accounts.  However,  no such  payments  shall be made to any  Recipient  for any  quarter in which its  Qualified
Holdings do not equal or exceed,  at the end of such quarter,  the minimum amount  ("Minimum  Qualified  Holdings"),  if any, that may be set from time to time by a majority of the Independent  Trustees.  All fee payments made by the Distributor hereunder are subject to reduction or chargeback  so that the  aggregate  service fee payments and Advance  Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules.  The  Distributor  may make Plan payments to any  "affiliated  person" (as defined in the 1940 Act) of the Distributor if such affiliated  person qualifies as a Recipient or retain such payments if the Distributor  qualifies as a Recipient.

                  (i) Service  Fee.  In  consideration  of the  administrative  support  services  provided by a Recipient  during a calendar
                      ------------
quarter,  the  Distributor  shall make service fee  payments to that  Recipient  quarterly,  within  forty-five  (45) days of the end of each calendar  quarter,  at a rate not to exceed 0.0625%  (0.25% on an annual basis) of the average  during the calendar  quarter of the aggregate net asset value of Shares,  computed as of the close of each business day,  constituting  Qualified  Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum  period (the "Minimum  Holding  Period"),  if any, that may be set from time to time by a majority of the Independent Trustees.

                  Alternatively,  the  Distributor  may,  at its sole  option,  make the  following  service fee  payments  to any  Recipient quarterly,  within  forty-five  (45) days of the end of each  calendar  quarter:  (i) "Advance  Service Fee Payments" at a rate not to exceed
0.25% of the average  during the calendar  quarter of the  aggregate  net asset value of Shares,  computed as of the close of business on the day such Shares are sold,  constituting Qualified Holdings,  sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its  Customers,  plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the  calendar  quarter of the  aggregate  net asset  value of Shares,  computed  as of the close of each  business  day,  constituting
Qualified  Holdings  owned  beneficially  or of record by the  Recipient or by its  Customers  for a period of more than one (1) year. At the
Distributor's  sole option,  the Advance Service Fee Payments may be made more often than quarterly,  and sooner than the end of the calendar quarter.  In the event Shares are redeemed  less than one year after the date such Shares were sold,  the  Recipient is obligated to and will repay the  Distributor  on demand a pro rata portion of such Advance  Service Fee  Payments,  based on the ratio of the time such Shares were held to one (1) year.

                  The  administrative  support  services to be rendered by Recipients in connection with the Accounts may include,  but shall not be limited to, the  following:  answering  routine  inquiries  concerning the Fund,  assisting in the  establishment  and  maintenance of accounts or sub-accounts in the Fund and processing Share repurchase  transactions,  making the Fund's  investment plans and dividend payment options  available,  and providing  such other  information  and services in connection  with the rendering of personal  services  and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

                  (ii)  Distribution  Assistance  Fee  (Asset-Based  Sales Charge)  Payments.  In its sole  discretion  and  irrespective  of
                        --------------------------------------------------------------------
whichever  alternative  method of making service fee payments to Recipients is selected by the  Distributor,  in addition the Distributor may make distribution  assistance fee payments to a Recipient  quarterly,  within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed  0.1875%  (0.75% on an annual  basis) of the average  during the calendar  quarter of the  aggregate  net asset value of
Shares  computed as of the close of each business day  constituting  Qualified  Holdings owned  beneficially or of record by the Recipient or its Customers until such Shares are repurchased or converted to another class of shares of the Fund,  provided,  however,  that a majority of the Independent  Trustees may, but are not obligated to set a time period (the "Recipient  Maximum Holding Period") for making such payments.
Distribution  assistance fee payments  shall be made only to Recipients  that are registered  with the SEC as a  broker-dealer  or are exempt from registration.

                  The distribution  assistance to be rendered by the Recipients in connection with the sale of Shares may include,  but shall not be limited to, the  following:  distributing  sales  literature  and  prospectuses  other than those  furnished to current  Shareholders, providing  compensation  to and paying expenses of personnel of the Recipient who support the  distribution  of Shares by the Recipient,  and providing such other  information  and services in connection  with the  distribution of Shares as the Distributor or the Fund may reasonably request.

         (c)      A majority of the  Independent  Trustees  may at any time or from time to time  increase or decrease the rate of fees to be paid to the Distributor or to any Recipient,  but not to exceed the rates set forth above,  and/or direct the  Distributor to set,  eliminate or modify the Fund Maximum Holding Period,  any Minimum Holding  Period,  the Recipient  Maximum Holding Period and/or any Minimum  Qualified
Holdings and/or to split requirements so that different time periods apply to shares that are afforded different  shareholder  privileges and features.  The Distributor shall notify all Recipients of any Minimum Qualified  Holdings,  Maximum Holding Period and Minimum Holding Period
that are  established  and the rate of payments  hereunder  applicable to  Recipients,  and shall provide each  Recipient with written notice within  thirty (30) days after any change in these  provisions.  Inclusion of such  provisions  or a change in such  provisions  in a revised current prospectus, Statement of Additional Information or supplement to either shall constitute sufficient notice.

         (d)      The Service Fee and the  Asset-Based  Sales Charge on Shares are subject to reduction or elimination  under the limits that apply to such fees and charges under the NASD Conduct Rules relating to sales of shares of open-end funds.

         (e)      Under the Plan,  payments may also be made to  Recipients:  (i) by  OppenheimerFunds,  Inc.  ("OFI") from its own resources
(which may include  profits  derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources,  from Asset-Based  Sales Charge payments or from the proceeds of its borrowings,  in either case, in the discretion of OFI or the Distributor, respectively.

         (f)      Recipients are intended to have certain rights as third-party  beneficiaries  under this Plan,  subject to the  limitations set forth below. It may be presumed that a Recipient has provided distribution  assistance or administrative  support services qualifying for payment  under the Plan if it has  Qualified  Holdings of Shares that  entitle it to  payments  under the Plan.  In the event that either the
Distributor  or the Board  should have reason to believe  that,  notwithstanding  the level of  Qualified  Holdings,  a Recipient  may not be rendering appropriate  distribution  assistance in connection with the sale of Shares or administrative  support services for Accounts,  then the  Distributor,  at the request of the Board,  shall require the Recipient to provide a written report or other  information to verify that said Recipient is providing appropriate  distribution  assistance and/or services in this regard. If the Distributor or the Board of Trustees still is not  satisfied  after the receipt of such report,  either may take  appropriate  steps to terminate the  Recipient's  status as such under the  Plan,  whereupon  such  Recipient's  rights  as a  third-party  beneficiary  hereunder  shall  terminate.  Additionally,  in their discretion,  a majority of the Fund's  Independent  Trustees at any time may remove any broker,  dealer,  bank or other person or entity as a
Recipient,  where upon such person's or entity's  rights as a  third-party  beneficiary  hereof shall  terminate.  Notwithstanding  any other provision  of this Plan,  this Plan does not  obligate  or in any way make the Fund liable to make any  payment  whatsoever  to any person or entity other than directly to the Distributor.  The Distributor has no obligation to pay any Service Fees or Distribution  Assistance Fees to
any Recipient if the Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4.       Selection and  Nomination of Trustees.  While this Plan is in effect,  the selection and nomination of persons to be Trustees of the
         -------------------------------------
Fund who are not  "interested  persons"  of the Fund  ("Disinterested  Trustees")  shall be  committed  to the  discretion  of the  incumbent
Disinterested  Trustees.  Nothing herein shall prevent the incumbent  Disinterested  Trustees from soliciting the views or the involvement of others in such  selection or  nominations as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5.       Reports.  While this Plan is in effect,  the Treasurer of the Fund shall provide written reports to the Fund's Board for its review,
         -------
detailing  the amount of all payments  made under this Plan and the purpose for which the payments  were made.  The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6.       Related  Agreements.  Any  agreement  related to this Plan shall be in writing and shall  provide  that:  (i) such  agreement may be
         -------------------
terminated at any time,  without payment of any penalty,  by a vote of a majority of the Independent  Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares;  (ii) such termination shall be on not more than sixty days' written  notice to any other party to the  agreement;  (iii) such  agreement  shall  automatically  terminate in the event of its
"assignment"  (as  defined  in the 1940  Act);  (iv)  such  agreement  shall go into  effect  when  approved  by a vote of the  Board and its
Independent  Trustees cast in person at a meeting called for the purpose of voting on such agreement;  and (v) such agreement  shall,  unless terminated  as herein  provided,  continue in effect from year to year only so long as such  continuance  is  specifically  approved at least annually  by a vote of the  Board  and its  Independent  Trustees  cast in  person at a  meeting  called  for the  purpose  of voting on such continuance.

7.       Effectiveness,  Continuation,  Termination  and  Amendment.  This Plan has been approved by a vote of the Board and its  Independent
         ----------------------------------------------------------
Trustees cast in person at a meeting  called on October 11, 2001,  for the purpose of voting on this Plan,  and has been approved by the vote of a  "majority"  (as  defined in the 1940 Act) of the Fund's  outstanding  Class B voting  shares at a meeting  held  ______,  2002.  Unless terminated as hereinafter  provided,  it shall continue in effect until renewed by the Board in accordance  with the Rule and thereafter from year to year or as the Board may otherwise  determine but only so long as such  continuance is  specifically  approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

         This Plan may not be amended to  increase  materially  the amount of payments  to be made under this Plan,  without  approval of the
Class B  Shareholders  at a meeting  called for that purpose and all material  amendments  must be approved by a vote of the Board and of the
Independent Trustees.

         This Plan may be  terminated  at any time by vote of a  majority  of the  Independent  Trustees  or by the vote of the  holders of a
"majority" (as defined in the 1940 Act) of the Fund's  outstanding  Class B voting shares.  In the event of such  termination,  the Board and its  Independent  Trustees  shall  determine  whether the  Distributor  shall be entitled to payment from the Fund of all or a portion of the
Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8.       Disclaimer of Shareholder and Trustee  Liability.  The Distributor  understands that the obligations of the Fund under this Plan are
         ------------------------------------------------
not  binding  upon any  Trustee or  shareholder  of the Fund  personally,  but bind only the Fund and the Fund's  property.  The  Distributor represents that it has notice of the provisions of the  Declaration of Trust of the Fund  disclaiming  Trustee and shareholder  liability for acts or obligations of the Fund.

                                            Oppenheimer Discovery Fund

                                            By: ____________________________________
                                            Name: _________________________________
                                            Title: ___________________________________

                                            OppenheimerFunds Distributor, Inc.

                                            By: _____________________________________
                                            Name: ___________________________________
                                            Title: ____________________________________

The address of each nominee is 498 Seventh Avenue, New York, NY 10018.
2 If elected, each Trustee will serve for an indefinite term, until his or her resignation, death or removal.
3 The address of each Officer is 498 Seventh Avenue, New York, NY 10018 except for Mr. Wixted and Ms. Ives, whose address is 6803 S. Tucson
Way, Englewood, CO 80112-3924 .
4 Each Officer serves for an annual term or until his or her resignation, death or removal.